SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On February 7, 2022, the Company entered into a Stock Purchase Agreement with TV Squared, an independent global measurement and attribution platform for converged TV and a private company limited by shares incorporated under the laws of the Scotland. On February 28, 2022, the Company completed the acquisition. The Company acquired all of the equity of TVSquared for an aggregate amount of $100,000 in cash and 12,500,000 shares of the Company common stock, subject to certain adjustments as defined in the Stock Purchase Agreement.
On March 4, 2022, The Nielsen Company (US), LLC filed suit against TVSquared Ltd. in the United States District Court for the Western District of Texas alleging infringement of US Patent No. 10,063,378. The complaint has not been served, no schedule for the litigation or for trial has been set, and the plaintiff has not specified the amount sought in the litigation.